UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2024 (May 8, 2024)

CSX CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	001-08022	62-1051971
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

500 Water Street, 15th Floor, Jacksonville, FL 32202

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:

(904) 359-3200

__________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 Par Value	CSX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

CSX Corporation (“CSX”) held its Annual Meeting of Shareholders (the “Annual Meeting”) on Wednesday, May 8, 2024. Among other matters, the shareholders elected Anne Chow to the Board of Directors (the “Board”) of CSX, effective as of May 8, 2024. The Board has appointed Ms. Chow to the Compensation and Talent Management Committee and the Finance Committee.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The final voting results for each matter submitted to a shareholder vote at the Annual Meeting are set forth below.

Item 1:	The following twelve persons were elected to the CSX Board of Directors:

	For	Against	Abstain	Broker Non-Votes
Donna M. Alvarado	1,405,145,992	74,491,713	4,908,227	235,061,818
Thomas P. Bostick	1,452,667,670	26,959,736	4,918,526	235,061,818
Anne H. Chow	1,469,329,076	10,659,409	4,557,447	235,061,818
Steven T. Halverson	1,375,661,665	103,882,878	5,001,389	235,061,818
Paul C. Hilal	1,448,519,106	30,659,098	5,367,728	235,061,818
Joseph R. Hinrichs	1,469,463,816	10,533,130	4,548,986	235,061,818
David M. Moffett	1,455,529,608	24,536,617	4,479,707	235,061,818
Linda H. Riefler	1,428,498,247	51,642,685	4,405,000	235,061,818
Suzanne M. Vautrinot	1,447,345,039	32,816,181	4,384,712	235,061,818
James L. Wainscott	1,455,414,481	24,126,460	5,004,991	235,061,818
J. Steven Whisler	1,423,019,067	56,945,537	4,581,328	235,061,818
John J. Zillmer	1,116,385,923	356,959,387	11,200,622	235,061,818

Item 2:	Shareholders ratified the appointment of Ernst & Young LLP as CSX’s independent registered public accounting firm for 2024, by the votes set forth in the table below:

For	Against	Abstain
1,610,620,944	105,050,497	3,936,309

Item 3:	Shareholders approved, on an advisory (non-binding) basis, the compensation of CSX’s named executive officers, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
1,226,635,057	248,521,893	9,388,982	235,061,818

Item 4:	Shareholders did not approve a shareholder proposal requesting a railroad safety committee, which received the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
112,603,722	1,361,544,175	10,398,035	235,061,818

No other matters were submitted for shareholder action.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSX CORPORATION

By:	/s/ Nathan D. Goldman
Name:	Nathan D. Goldman
Title:	Executive Vice President – Chief Legal Officer & Corporate Secretary

DATE: May 10, 2024